FIRST AMERICAN STRATEGY FUNDS, INC.

                   Class A, Class B, Class C Shares Prospectus
                            Class S Shares Prospectus
                            Class Y Shares Prospectus

                        Supplement Dated January 31, 2003
                      To Prospectus Dated December 1, 2002

  THIS INFORMATION SUPPLEMENTS THE PROSPECTUS(ES) DATED DECEMBER 1, 2002. THIS
        SUPPLEMENT AND EACH PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
         TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 800-677-FUND.


CHANGES TO EXISTING UNDERLYING FUNDS
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Effective January 31, 2003, the names of the following funds were changed as follows: Large Cap Core Fund became Large Cap Growth Opportunities Fund; Mid Cap Core Fund became Mid Cap Growth Opportunities Fund; Small Cap Core Fund became Small Cap Select Fund; Fixed Income Fund became Core Bond Fund; and Strategic Income Fund became High Income Bond Fund.

In addition, High Income Bond Fund changed its main investment strategy such that it now invests primarily in high-yield (non-investment grade) debt obligations issued by domestic issuers, whereas it previously invested in a combination of (1) securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers, (2) high-yield (non-investment grade) debt obligations issued by domestic issuers, and (3) investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers. As a result of this change, High Income Bond Fund's Main Investment Strategies and Main Risks, set forth in the Prospectus(es), are identical to those of High Yield Bond Fund, another underlying fund of the First American Strategy Funds, and Federated Global Investment Management Corp., no longer manages any portion of the assets of the fund's portfolio. Prior to January 31, 2003, Federated managed the fund's investments in investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.


PROPOSED REORGANIZATION AFFECTING CERTAIN UNDERLYING FUNDS
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The Board of Directors of First American Investment Funds, Inc. has approved the merger of Large Cap Growth Fund into Large Cap Growth Opportunities Fund, the merger of Mid Cap Growth Fund into Mid Cap Growth Opportunities Fund, the merger of Small Cap Growth Fund into Small Cap Select Fund, the merger of Emerging Markets Fund into International Fund, and the merger of High Yield Bond Fund into High Income Bond Fund. The mergers must be approved by the shareholders of Large Cap Growth Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Emerging Markets Fund, and High Yield Bond Fund, respectively. A shareholder meeting is scheduled for March 2003.

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NOT FDIC INSURED                NO BANK GUARANTEE               MAY LOSE VALUE
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IF YOU HAVE QUESTIONS REGARDING THIS PROSPECTUS SUPPLEMENT, PLEASE CONTACT YOUR
INVESTMENT PROFESSIONAL, OR YOU MAY CALL FIRST AMERICAN FUNDS INVESTOR SERVICES AT 800-677-FUND.